UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Hythiam, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing proxy statement, if other than the Registrant)

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Hythiam, Inc.
11150 Santa Monica Blvd., Suite 1500
Los Angeles, California 90025

December __, 2010

To Our Stockholders:

You are cordially invited to attend the special meeting of stockholders of Hythiam, Inc. to be held at 10:00 a.m. PST on Friday, January 28, 2011 at 11111 Santa Monica Blvd., Suite 210, Los Angeles, California 90025.  Details regarding the meeting, the business to be conducted, and information about Hythiam, Inc. that you should consider when you vote your shares are described in the Important Notice Regarding the Availability of Proxy Materials you received and in this proxy statement.

We are calling a special meeting to ask stockholders to approve the adoption of the proposed 2010 Stock Incentive Plan, to approve a proposed amendment or amendments to our Certificate of Incorporation to increase the number of authorized shares of common stock, to approve a proposed amendment to our Certificate of Incorporation to effect one or more reverse stock splits of our outstanding common stock and  to approve a proposed amendment to our Certificate of Incorporation to change our name to Catasys, Inc.  The Board of Directors recommends the approval of each of these proposals.  Such other business will be transacted as may properly come before the special meeting.

We hope you will be able to attend the special meeting.  Whether you plan to attend the special meeting or not, it is important that you cast your vote either in person or by proxy.  In addition, if you requested to receive printed proxy materials, you may vote by completing, signing, dating and returning your proxy card by mail. You are urged to vote promptly in accordance with the instructions set forth in the Important Notice Regarding the Availability of Proxy Materials or on your proxy card. We encourage you to vote by proxy so that your shares will be represented and voted at the special meeting, whether or not you can attend.

Thank you for your continued support.  We look forward to seeing you at our special meeting.

Sincerely,

/s/ TERREN S. PEIZER
Terren S. Peizer
Chairman of the Board and Chief Executive Officer

i

Hythiam, Inc.
11150 Santa Monica Blvd., Suite 1500
Los Angeles, California 90025
December __, 2010

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME:  10:00 a.m. PST
DATE:  January 28, 2011
PLACE:  11111 Santa Monica Blvd., Suite 210, Los Angeles, California 90025

PURPOSES:

1.	To approve the 2010 Stock Incentive Plan;

2.
To approve an amendment to our certificate of incorporation to increase the number of authorized shares of common stock, par value $0.0001 per share, from two hundred million (200,000,000) shares to two billion (2,000,000,000) shares;

3.
To approve a proposed amendment or amendments to our Certificate of Incorporation each such amendment (i) to effect a reverse stock split of our outstanding common stock at a ratio of not less than 1-for-2 and not more than an aggregate of 1-for-100 at any time prior to the earlier of the date on which the 2011 annual meeting of stockholders is held or December 31, 2011, with the implementation, ratio and timing of such reverse stock split to be determined by our Board of Directors (such ratio, as determined by the Board of Directors, the “Reverse Stock Split Ratio”), and (ii) following each such reverse stock split, if implemented, to reduce the number of authorized shares of common stock in accordance with the Reverse Stock Split Ratio;

4.	To approve a proposed amendment to our Certificate of Incorporation to change our name from Hythiam, Inc. to Catasys, Inc.; and

5.	To transact such other business that is properly presented at the special meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Hythiam, Inc. common stock at the close of business on December 6, 2010. A list of stockholders of record will be available at the special meeting and, during the ten days prior to the special meeting, at our principal executive offices located at 11150 Santa Monica Blvd., Suite 1500, Los Angeles, California 90025.

All stockholders are cordially invited to attend the special meeting.  Whether you plan to attend the special meeting or not, please vote by following instructions on the Important Notice Regarding the Availability of Proxy Materials that you have previously received, which we refer to as the Notice, or in the section of this proxy statement entitled “Important Information About the Special Meeting and Voting – How Do I Vote?” or, if you requested to receive printed proxy materials, your proxy card. You may change or revoke your proxy at any time before it is voted at the meeting.

By order of the Board of Directors,

/s/ TERREN S. PEIZER
Terren S. Peizer
Chairman of the Board and Chief Executive Officer

ii

iii

[PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)]

HYTHIAM, INC.
11150 Santa Monica Blvd., Suite 1500
Los Angeles, California 90025
(310) 444-4300

PROXY STATEMENT FOR HYTHIAM, INC.
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 28, 2011

This proxy statement, along with the accompanying notice of  the special meeting of stockholders of Hythiam, Inc. (the “Special Meeting”), contains information about the Special Meeting, including any adjournments or postponements of the Special Meeting. We are holding the Special Meeting at 10 a.m., local time, on Friday, January 28, 2011, at 11111 Santa Monica Blvd., Suite 210, Los Angeles, California 90025.

In this proxy statement, we refer to Hythiam, Inc. as "Hythiam," "the Company," "we" and "us."

We are sending you the Important Notice Regarding the Availability of Proxy Materials and proxy statement, if requested, in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Special Meeting.

On or about December 20, 2010, we began sending the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON JANUARY 28, 2011

This proxy statement is available for viewing, printing and downloading at http://www.proxyvote.com.  To view these materials please have your 12-digit control number(s) available that appears on your Notice.  On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2009 under the “Investor Relations,” sub-category “SEC Filings” section of our website at http://www.hythiam.com, and on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Hythiam, Inc., 11150 Santa Monica Blvd., Suite 1500, Los Angeles, California 90025, Attention: Peter Donato. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why Did I Receive this Proxy Statement?

The Board of Directors of the Company is soliciting your proxy to vote at the Special Meeting and any adjournments of the meeting. The proxy statement along with the accompanying Notice of the Special Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Special Meeting

We have sent you the Important Notice Regarding the Availability of Proxy Materials, which we refer to as the Notice, and made this proxy statement available to you on the Internet, or upon your request, delivered printed versions of these materials to you by mail because you owned shares of Common Stock on the record date. We have also delivered printed versions of these materials to certain stockholders by mail. The Company intends to commence distribution of the Notice and, if applicable, the proxy materials to stockholders on or about December 20, 2010.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder.  Most stockholders will not receive printed copies of the proxy materials unless they request them.  We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the special meeting and help to conserve natural resources.  If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice.  Instead, the Notice will instruct you how you may access and review all of the proxy materials and submit your proxy on the Internet.  If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the enclosed proxy card, in addition to the other methods of voting described in this proxy statement.

Who Can Vote?

Only stockholders who owned our common stock, par value $0.0001 per share (“Common Stock”), at the close of business on December 6, 2010 are entitled to vote at the Special Meeting.  On this record date, there were 178,620,186 shares of our Common Stock outstanding and entitled to vote.  Common Stock is our only class of voting stock.

You do not need to attend the Special Meeting to vote your shares.  Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting.  For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy” below.

How Many Votes Do I Have?

Each share of our Common Stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate.  Voting by proxy will not affect your right to attend the Special Meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:

●	By internet or by telephone. Follow the instructions you received on your Notice or, if you received printed materials, in the proxy card, to vote by Internet or telephone.

●
By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

●	In person at the meeting. If you attend the Special Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Special Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your plan and you plan to vote your shares in person at the special meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the special meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

●	“FOR” the approval of the 2010 Stock Incentive Plan;

●	“FOR” the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Common Stock from two hundred million (200,000,000) shares to two billion (2,000,000,000) shares;

●
“FOR” the proposed amendment or amendments to the Company’s Certificate of Incorporation (such proposed amendment, the “Reverse Stock Split Amendment” and collectively, the “Reverse Stock Split Amendments”) each such amendment (i) to effect a reverse stock splits of the outstanding Common Stock at a ratio of not less than 1-for-2 and not more than an aggregate of 1-for-100 at any time prior to the earlier of the date on which the 2011 annual meeting of stockholders is held or December 31, 2011, with the implementation, ratio and timing of such reverse stock split to be determined by the Board of Directors (such ratio, as determined by the Board of Directors, the “Reverse Stock Split Ratio”), and (ii) following the  reverse stock split, if implemented, to reduce the number of authorized shares of Common Stock in accordance with the Reverse Stock Split Ratio; and

●	“FOR” the amendment to the Company’s Certificate of Incorporation to change the Company’s name to Catasys, Inc.

If any other matter is presented at the Special Meeting, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his best judgment.  At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Special Meeting, other than those described in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Special Meeting.  You may change or revoke your proxy in any one of the following ways:

if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
●	if your shares are held in street name, by re-voting by Internet or by telephone as instructed above;
by notifying Hythiam’s Secretary in writing before the Special Meeting that you have revoked your proxy; or

by attending the Special Meeting in person and voting in person. Attending the Special Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Special Meeting that it be revoked.

Your most current proxy card or telephone or Internet vote is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than on Notice or proxy card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or at the Special Meeting as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?”, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares on the name change proposal (Proposal 4 of this proxy statement) without receiving instructions from you.  Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Special Meeting and in the manner you desire.  A "broker non-vote" will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Approve the 2010 Stock Incentive Plan
The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the Special Meeting is required to approve the 2010 Stock Incentive Plan. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve an Amendment to Hythiam’s Certificate of Incorporation to increase the number of authorized shares of common stock to 2 billion shares
The affirmative vote of a majority of the Company’s outstanding Common Stock is required to approve the amendment to Hythiam’s Certificate of Incorporation to increase the authorized Common Stock to 2 billion shares. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Approve the Reverse Stock Split Amendments
The affirmative vote of a majority of the Company’s outstanding Common Stock is required to approve the Reverse Stock Split Amendments. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Approve Amendment to Hythiam’s Certificate of Incorporation to Change the Company’s Name to Catasys, Inc.
The affirmative vote of a majority of the Company’s outstanding Common Stock is required to approve the amendment to Hythiam’s Certificate of Incorporation to change the Company’s name to Catasys, Inc. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private.  We only let our Inspectors of Election, American Stock Transfer & Trust Company, examine these documents.  Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements.  We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Who Pays the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies.  Our directors and employees may solicit proxies in person or by telephone, fax or email.  We will pay these employees and directors no additional compensation for these services.  We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies.  We will then reimburse them for their expenses.

What Constitutes a Quorum for the Special Meeting?

The presence, in person or by proxy, of the holders of a majority of all outstanding shares of our Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting.  Votes of stockholders of record who are present at the Special Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Special Meeting

The Special Meeting will be held at 10:00 a.m. on Friday, January 28, 2011 at 11111 Santa Monica Blvd., Suite 210, Los Angeles, California 90025.  When you arrive, signs will direct you to the appropriate meeting rooms.  You need not attend the Special Meeting in order to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of December 15, 2010 for (a) the executive officers named in the Summary Compensation Table on page 8 of this proxy statement, (b) each of our directors, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our Common Stock.  Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.  We deem shares of Common Stock that may be acquired by an individual or group within 60 days of December 15, 2010 pursuant to the exercise or conversion of options or warrants or other convertible securities to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.  Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them based on information provided to us by these stockholders.  Percentage of ownership is based on 178,620,186 shares of Common Stock outstanding on December 15, 2010.

			Total
	Common	Options &	common
	stock	warrants	stock	Percent
	beneficially	exercisable	beneficially	of
Name of beneficial owner (1)	owned (2)	(3)	owned	class (3)
Terren S. Peizer (4)	45,500,281	27,318,738	72,819,019	35.4%
Marc G. Cummins (5)	1,441,145	333,889	1,775,034	*
Richard A. Anderson (6)	-	1,134,205	1,134,205	*
Peter Donato	-	-	-	*
Andrea Barthwell, M.D. (7)	-	281,945	281,945	*
Gary Ingenito (8)	-	325,894	325,894	*
Jay A. Wolf (9)	3,885,861	201,397	4,087,258	*
Esousa Holdings LLC (10)	7,220,879	25,000,000	32,220,879	15.8%
Dave Smith (11)	30,784,152	23,460,000	54,244,152	26.8%
Maurice Hebert (12)		220,742	220,742	*
Christoper Hassan (13)		550,898	550,898	*
Superload Ltd. (14)	9,355,209		9,355,209	5.2%

(1)	Except as set forth below, the mailing address of all individuals listed is c/o Hythiam, Inc., 11150 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025.

(2)
The number of shares beneficially owned includes shares of Common Stock in which a person has sole or shared voting power and/or sole or shared investment power. Except as noted below, each person named reportedly has sole voting and investment powers with respect to the Common Stock beneficially owned by that person, subject to applicable community property and similar laws.

(3)
On December 15, 2010, there were 178,620,186 shares of Common Stock outstanding. Common Stock not outstanding but which underlies options and rights (including warrants) vested as of or vesting within 60 days after December 15, 2010 is deemed to be outstanding for the purpose of computing the percentage of the Common Stock beneficially owned by each named person (and the directors and executive officers as a group), but is not deemed to be outstanding for any other purpose. We have convertible notes outstanding that will convert to 596,538,958 shares upon approval to increase authorized shares or a reverse stock split, both of which the Company is seeking approval for in this proxy statement.

(4)
Consists of 28,808,992 shares and 25,000,000 shares issuable upon exercise of warrants to purchase common stock, 13,600,000 shares and 3,091,288 shares are held of record by Socius LLC, Reserva Capital, LLC, and Bonmore, LLC, respectively, where Mr. Peizer serves as Managing Director and may be deemed to beneficially own or control. Mr. Peizer disclaims beneficial ownership of any such securities. In addition, Mr. Peizer has been granted 2,959,000 options in consideration for his service at Hythiam, such options will not be exercisable unless and until the Company has sufficient authorized shares of Common Stock. In addition, Socius and Bonmore hold notes that are automatically convertible into 171,363,308 and 18,387,812 shares of Common Stock upon approval to increase the authorized shares of Common Stock or a reverse stock split, both of which the Company is seeking approval for in this proxy statement. Mr. Peizer was granted an additional 59,400,000 options to purchase common stock on December 9, 2010, such options will not be exercisable unless and until the Company has sufficient authorized shares of Common Stock, of which it is seeking stockholder approval to effect an amendment to its Certificate of Incorporation in this proxy statement. We estimate overall ownership to be 28% upon conversion.

(5)
Consists of 751,566 shares and 187,892 shares issuable upon the exercise of warrants to purchase common stock held by CPS Opportunities, LLC, 167,015 shares and 41,754 shares issuable upon the exercise of warrants to purchase common stock held by GPC LX1 LLC, 73,069 shares and 18,267 warrants held by Prime Logic 1 LLC, 52,192 shares and 13,048 shares issuable upon the exercise of warrants to purchase common stock held by GPC 78 LLC, for which Mr. Cummins serves as investment manager and 175,081 shares held by Prime Logic Capital LLC, for which Mr. Cummins serves as managing partner.  Additionally, 100,000 shares are held of record by Bexley Partners, L.P., 23,000 by Cummins Children's Trust, 22,000 by C.F. Partners, L.P., 35,000 by Mr. Cummins' wife Lisa Cummins. Mr. Cummins disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(6)
Includes 1,134,205 options to purchase common stock, such options will not be exercisable unless and until the Company has sufficient authorized shares of Common Stock. In addition, Mr. Anderson was granted 59,400,000 options to purchase common stock on December 9, 2010 in consideration of his service to the Company, such options will not be exercisable unless and until the Company has sufficient authorized shares of Common Stock, of which it is seeking stockholder approval to effect an amendment to its Certificate of Incorporation in this proxy statement.

(7)
Includes 281,945 options to purchase common stock, such options will not be exercisable unless and until the Company has sufficient authorized shares of Common Stock. In addition, Dr. Barthwell was granted 10,800,000 options to purchase common stock on December 9, 2010 in consideration for her service to Hythiam, such options will not be exercisable unless and until the Company has sufficient authorized shares of Common Stock, of which it is seeking stockholder approval to effect an amendment to its Certificate of Incorporation in this proxy statement.

(8)	Includes 325,894 options to purchase common stock.

(9)
Consists of 2,878,415 shares and 201,397 options held by Jay Wolf, such options will not be exercisable unless and until the Company has sufficient authorized shares of Common Stock. Family members, David Wolf and Mary Wolf, hold 287,842 shares and 719,604 shares, respectively. Additionally, Jay Wolf holds 17,121,585 shares, David Wolf holds 1,712,158 shares and Mary Wolf holds 4,280,396 shares issuable upon conversion of a convertible promissory note. The notes become automatically convertible into the shares of Common Stock upon approval to increase authorized shares or a reverse stock split, both of which the Company is seeking approval for in this proxy statement. Jay Wolf was also granted 10,800,000 options and 20,400,000 restricted shares on December 9, 2010 in consideration of his service to the Company, such options and shares will not be exercisable unless and until the Company has sufficient authorized shares of Common Stock, of which it is seeking stockholder approval to effect an amendment to its Certificate of Incorporation in this proxy statement.

(10)
Consists of 7,220,879 shares, 25,000,000 shares issuable upon warrants to purchase common stock and 42,951,721 shares issuable upon conversion of a convertible promissory note. The convertible promissory note will automatically convert into Common Stock upon approval to increase authorized shares or a reverse stock split, both of which the Company is seeking approval for in this proxy statement. We estimate overall ownership to be approximately 4% upon conversion.

(11)
Consists of 30,784,152 shares, 23,460,000 shares issuable upon exercise of warrants to purchase common stock and 171,215,848 shares issuable upon conversion of a convertible promissory note. The convertible promissory note will automatically convert upon approval to increase authorized shares or a reverse stock split, both of which the Company is seeking approval for in this proxy statement. We estimate beneficial ownership to be approximately 21% upon conversion. The address for Mr. Smith is c/o Coast Asset Management, LLC, 2450 Colorado Avenue, Suite 100 E. Tower, Santa Monica, California 90404.

(12)	Includes 220,742 shares issuable upon exercise of options to purchase common stock.

(13)	Includes 550,898 shares issuable upon exercise of options to purchase common stock.

(14)
Consists of 9,355,209 shares and 55,647,291 shares issuable upon conversion of a convertible promissory note. The convertible promissory note will automatically convert upon approval to increase authorized shares or a reverse stock split, both of which the Company is seeking approval for in this proxy statement. We estimate overall ownership to be approximately 6% upon conversion. The address for Superload Ltd. is c/o C. M. Hui & Co, Unit C, 7/F, Nathan Commercial Building, 430-436 Nathan Road, Kowloon, Hong Kong.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for our named executive officers during the 2009 and 2008 fiscal years.

							Non-
						Non-	Qualified	All
						Equity	Deferred	Other
					Option	Incentive	Compen	Compen-
Name and				Stock	Awards	Compen	sation	sation
Principal Position	Year	Salary	Bonus	Awards	(1)	sation	Earnings	(2)		Total

Terren S. Peizer,	2009	450,000	-	-	468,450	-	-	11,969	(3)	930,419
Chairman & Chief	2008	450,000	-	-	,258,917	-	-	52,271	(3)	1,761,188
Executive Officer

Richard A. Anderson,	2009	350,000	-	-	436,112	-	-	20,489		806,601
President and	2008	320,262	25,000	-	522,064	-	-	44,838		912,164
Chief Operating Officer

Christopher S. Hassan,	2009	302,377	-	-	214,911	-	-	17,754		535,041
Chief Strategy Officer	2008	290,005	-	-	408,960	-	-	16,071		715,036

Gary Ingenito	2009	275,000	25,000	-	96,181	-	-	14,584		410,765
Senior Vice President -	2008	275,000	40,000	-	125,500	-	-	13,111		453,611
Scientific Affairs

Maurice S. Hebert,	2009	240,000	-	-	128,499	-	-	14,491		382,990
Chief Financial Officer	2008	195,577	-	-	141,857	-	-	15,461		352,895

(1)
Amounts reflect the compensation expense recognized in the Company's financial statements in 2009 and 2008 for stock option awards granted to the executive officers in accordance with FASB accounting rules. The grant-date fair values of stock options are calculated using the Black-Scholes option pricing model, which incorporates various assumptions including expected volatility, expected dividend yield, expected life and applicable interest rates. See notes to the consolidated financial statements in this report for further information on the assumptions used to value stock options granted to executive officers.

(2)	Includes group life insurance premiums and medical benefits for each officer.

(3)	Includes $11,969 in 2009 and $51,864 in 2008 for automobile allowance, including tax gross-ups.

Executive employment agreements

Chief executive officer

We entered into a five-year employment agreement with our chairman and chief executive officer, Terren S. Peizer, effective as of September 29, 2003, which automatically renewed for an additional five years upon completion of the initial term. Mr. Peizer currently receives an annual base salary of $450,000, with annual bonuses targeted at 100% of his base salary based on goals and milestones established and reevaluated on an annual basis by mutual agreement between Mr. Peizer and the Board. His base salary and bonus target will be adjusted each year to not be less than the median compensation of similarly positioned CEO’s of similarly situated companies. Mr. Peizer receives executive benefits including group medical and dental insurance, term life insurance equal to 150% of his salary, accidental death and long-term disability insurance, and a car allowance of $2,500 per month, grossed up for taxes. He was also granted options in 2003 to purchase 1,000,000 shares of our Common Stock at ten percent above the fair market value on the date of grant, vesting 20% each year over five years.  In 2008 and 2009, Mr. Peizer was granted additional stock options to purchase 1,000,000 and 959,000 shares of our Common Stock, respectively, at ten percent above the fair market value on the date of grant, vesting over three years. All unvested options vest immediately in the event of a change in control, termination without good cause or resignation with good reason. In the event that Mr. Peizer is terminated without good cause or resigns with good reason prior to the end of the term, he will receive a lump sum equal to the remainder of his base salary and targeted bonus for the year of termination, plus three years of additional salary, bonuses and benefits. If any of the provisions above result in an excise tax, we will make an additional “gross up” payment to eliminate the impact of the tax on Mr. Peizer.

President and chief operating officer, chief strategy officer

We entered into four-year employment agreements with our president and chief operating officer, Richard A. Anderson and our chief strategy officer Christopher S. Hassan effective April 19, 2005 and July 27, 2006, respectively.  Mr. Hassan resigned on April 16, 2010.  Mr. Anderson currently receives an annual base salary of $350,000, and Mr. Hassan, while employed, received an annual base salary of $302,377, each with annual bonuses targeted at 50% of his base salary based on achieving certain milestones. Mr. Anderson’s compensation will be adjusted each year by an amount not less than the Consumer Price Index. They each receive, or received when employed, executive benefits including group medical and dental insurance, term life insurance, accidental death and long-term disability insurance. Upon employment, Mr. Anderson was granted options to purchase 280,000 shares of our Common Stock, in addition to the 120,000 options previously granted to him as a non-employee member of our Board of Directors, and Mr. Hassan was granted options to purchase 400,000 shares of our Common Stock. Each of the options was granted at the fair market value on the date of grant, vesting 20% each year over five years. Mssrs. Anderson and Hassan were granted additional options to purchase shares of our Common Stock in 2008 and 2009, as set forth in the table below, at the fair market value on the date of grant, vesting over three years.  Mr. Hassan’s options were cancelled 90 days after his employment ended.  The options will vest immediately in the event of a change in control, termination without cause or resignation with good reason. In the event of termination without good cause or resignation with good reason prior to the end of the term, upon execution of a mutual general release, Mssrs. Anderson and Hassan each will receive a lump sum equal to one year of salary and bonus, and will receive continued medical benefits for one year unless they become eligible for coverage under another employer's plan. If either is terminated without cause or resigns with good reason within twelve months following a change in control, upon execution of a general release they will receive a lump sum equal to eighteen months salary, 150% of the targeted bonus, and will receive continued medical benefits for eighteen months unless he becomes eligible for coverage under another employer's plan.

Chief financial officer

We entered into an employment agreement with Maurice Hebert on November 12, 2008, which provided for Mr. Hebert to receive an annual base salary of $240,000, with annual bonuses targeted at 40% of his base salary based on his performance and the operational and our financial performance. Mr. Hebert received executive benefits including group medical and dental insurance, and long-term disability insurance and participation in our 401(k) plan and employee stock purchase plan. On the date of the employment agreement, Mr. Hebert was granted options to purchase 100,000 shares of our common stock at an exercise price of $0.59 per share, the fair market value on the date of grant, vesting monthly over three years from the date of grant. Mr. Hebert resigned as our chief financial officer in January 2010.

Confidentiality agreements

Each employee is required to enter into a confidentiality agreement. These agreements provide that for so long as the employee works for us, and after the employee's termination for any reason, the employee may not disclose in any way any of our proprietary confidential information.

Limitation on liability and indemnification matters

Our Certificate of Incorporation and Bylaws limit the liability of directors and executive officers to the maximum extent permitted by Delaware law. The limitation on our directors' and executive officers' liability may not apply to liabilities arising under the federal securities laws. Our Certificate of Incorporation and Bylaws provide that we shall indemnify our directors and executive officers and may indemnify our other officers and employees and other agents to the fullest extent permitted by law. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors and executive officers pursuant to our Certificate of Incorporation and Bylaws, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

At present, there is no pending material litigation or proceeding involving any of our directors, officers, employees or agents where indemnification will be required or permitted. We are not aware of any threatened litigation or proceeding that might result in a claim for such indemnification.

OUTSTANDING EQUITY AWARDS AT LAST FISCAL YEAR-END

The following table sets forth all outstanding equity awards held by our named executive officers as of December 31, 2009.

Option Awards							Stock Awards
										Equity
										Incentive
									Equity	Plan
									Incentive	Awards:
								Market	Plan	Market
				Equity			Number	Value	Awards:	or Payout
				Incentive			of	of	Number	Value of
				Plan			Shares	Shares	of	Unearned
				Awards:			or	or	Unearned	Shares,
				No. of			Units	Units	Shares,	Units, or
	Number of		Number of	Securities			of	of	Units, or	Other
	Securities		Securities	Underlying			Stock	Stock	Other	Rights
	Underlying		Underlying	Unexer-			That	That	Rights	That
	Unexercised		Unexercised	cised	Option		Have	Have	That	Have
	Options (#)		Options (#)	Unearned	Exercise	Option	Not	Not	Have Not	Not
	Exercisable		Unexer-	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	(1)		cisable	(#)	($)	Date	(#)	($)	(#)	(#)
Terren S. Peizer	1,000,000		-	-	$ 0.31	09/29/13	-	-	-	-
	389,992		70,008	-	0.31	02/07/18	-	-	-	-
	300,000		240,000	-	0.31	06/20/18	-	-	-	-
	106,556		852,444	-	0.48	10/27/19	-	-	-	-
	1,796,548		1,162,452				-

Richard A. Anderson	120,000		-	-	0.28	09/29/13	-	-	-	-
	204,000		51,000	-	0.28	04/28/15	-	-	-	-
	15,000		10,000	-	0.28	07/27/16	-	-	-	-
	248,463		44,537	-	0.28	02/07/18	-	-	-	-
	191,380		153,120	-	0.28	06/20/18	-	-	-	-
	55,333		442,667	-	0.44	10/27/19	-	-	-	-
	834,176		701,324

Christopher S. Hassan	240,000		160,000	-	4.77	07/27/16	-	-	-	-
	165,410		29,590	-	2.65	02/07/18	-	-	-	-
	127,780		102,220	-	2.63	06/20/18	-	-	-	-
	533,190		291,810

Maurice Hebert	54,000		36,000	-	0.28	11/15/16	-	-	-	-
	52,216		10,284	-	0.28	02/07/18	-	-	-	-
	36,756		36,744	-	0.28	06/20/18	-	-	-	-
	36,114		63,886	-	0.59	11/10/18	-	-	-	-
	6,667		113,333	-	0.44	10/27/19	-	-	-	-
	185,753		260,247

Gary Ingenito	150,000		58,333	-	0.28	02/04/18	-	-	-	-
	44,448		61,108	-	0.62	10/28/18	-	-	-	-
	22,000	(2)	-	-	0.31	03/04/19	-	-	-	-
	14,444		122,778	-	0.44	10/27/19	-	-	-	-
	230,892		242,219

(1)
The unvested stock options granted on February 7, 2008, June 20, 2008, November 10, 2008, and October 29, 2009 vest monthly over a thirty-six month period from the date of grant. All other awards vest 20% each year over five years from the date of grant.

(2)	Options granted on March 6, 2009 vested immediately.

OPTIONS EXERCISED IN 2009

There were no options exercised by any of our named executive officers, and no restricted stock held or vested, in 2009.

DIRECTOR COMPENSATION

The following table provides information regarding compensation that was earned or paid to the individuals who served as non-employee directors during the year ended December 31, 2009. Except as set forth in the table, during 2009, directors did not earn nor receive cash compensation or compensation in the form of stock awards, option awards or any other form.

				Non-	Non-
	Fees			equity	qualified
	earned			incentive	deferred	All
	or paid		Option	plan	compen-	other
	in cash	Stock	Awards	compen-	sation	compen-
Name	(1)	awards	(2)(3)	sation	earnings	sation	Total
Marc Cummins	$22,000	$-	$164,583	$-	$-	$-	$186,583
Andrea Grubb Barthwell, MD	25,000	-	128,567	-	-	-	153,567
Steven Kriegsman	14,000	-	-	-	-	-	14,000
Jay Wolf	25,500	-	58,525	-	-	-	84,025

Notes to director compensation table:

(1)	Except for $3,750 paid to Mr. Kriegsman in cash for fees earned in a prior period, these are fees earned in 2009 but not yet paid.

(2)
Amounts reflect the compensation expense recognized in the Company's financial statements in 2009 for non-employee director stock options granted in 2009 and in previous years, in accordance with FASB accounting rules. As such, these amounts do not correspond to the compensation actually realized by each director for the period. See notes to consolidated financial statements in this report for further information on the assumptions used to value stock options granted to non-employee directors.

(3)
There were a total of 1,500,000 stock options granted to non-employee directors outstanding at December 31, 2009 with an aggregate grant date fair value of $1,624,817, the last of which will vest in October 2012.  The grant date fair value of stock option awards is calculated based on the Black-Scholes stock option valuation model utilizing the assumptions discussed in Note 11 - Share-Based Compensation to the December 31, 2009 consolidated financial statements.  Outstanding equity awards, by non-employee directors as of December 31, 2009 were as follows:

		Aggregate
		grant date
		fair market value
	Options	options
	outstanding	outstanding
Marc Cummins	500,000	$662,190
Andrea Grubb Barthwell, MD	500,000	648,453
Jay Wolf	500,000	314,174

Compensation.  Prior to July 1, 2007, non-affiliated directors did not receive any cash compensation for attendance at meetings of the Board of Directors or its committees. Commencing July 1, 2007, non-employee directors receive an annual fee of $15,000, plus $2,500 for meetings in excess of four meetings per year, and $1,500 per committee meeting attended.  In addition, the audit committee chair receives an annual fee of $10,000 and the compensation committee chair and the nominations and governance committee chair each receive an annual fee of $2,500. Directors who are also employed by us do not receive any fee or compensation for their services as directors. All members of the Board of Directors receive reimbursement for actual travel-related expenses incurred in connection with their attendance at meetings of the Board or committees.  On December 9, 2010 the Board voted to terminate cash compensation payments for its members at this time.

Options.  Directors are eligible to receive options under our 2003 and 2007 Stock Incentive Plans. However, no options were granted to any directors in 2009.

Compensation committee interlocks and insider participation

No member of the compensation committee was at any time during the past fiscal year an officer or employee of the Company, was formerly an officer of the Company or any of our subsidiaries, or had any employment relationship with us.

During the last fiscal year, none of our executive officers served as:

●
a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee;

●	a director of another entity one of whose executive officers served on our compensation committee; or

●
a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2009.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	12,562,456	$0.82	1,542,940
Equity compensation plans not approved by security holders (2)	-	-	-
Total	12,562,456	$0.82	1,542,940

(1)	These plans consist of the 2003 and 2007 Stock Incentive Plans.

Summary Description of the Company’s Non-Stockholder Approved Equity Compensation Plans

Not applicable.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review and Approval of Transactions with Related Persons

Either the audit committee or the Board approves all related party transactions, except that we formed a special committee of disinterested directors for purposes of the financings referred to below. The procedure for the review, approval or ratification for related party transactions involves discussing the transaction with management, discussing the transaction with the external auditors, reviewing financial statements and related disclosures and reviewing the details of major deals and transactions to ensure that they do not involve related transactions. Members of management have been informed and understand that they are to bring related party transactions to the audit committee or the Board for approval. These policies and procedures are evidenced in the audit committee charter and our code of ethics.

Certain Transactions

Lawrence Weinstein, M.D., senior vice president – medical affairs, is the sole shareholder of the Center To Overcome Addiction (the Center), a California professional corporation. Under the terms of a management services agreement with the Center, we provide and perform all non-medical management and administrative services for the medical group. We also agreed to provide a working capital loan to the Center to allow for the medical group to pay for its obligations, including our management fees, equipment, leasehold build-out and start-up costs. As of November 30, 2010, the amount of loan outstanding was approximately $10.2 million, with interest at the prime rate plus 2%. Payment of our management fee is subordinate to payments of the obligations of the medical group, and repayment of the working capital loan is not guaranteed by the stockholder or other third party.

In October 2010, the Company entered into Securities Purchase Agreements with certain accredited investors, including Socius Capital Group, LLC, an affiliate of Terren S. Peizer, Chairman and CEO of the Company, pursuant to which such investors purchased an aggregate of $500,000 of 12% senior secured convertible notes (the “Bridge Notes”) and warrants to purchase an aggregate of 12,500,000 shares of our Common Stock (the “Bridge Warrants”).

In November 2010, the Company completed a private placement of Common Stock and 12% senior secured convertible notes (the “Notes”) with certain accredited investors, including Socius Capital Group, LLC, an affiliate of Terren S. Peizer, Chairman and CEO of the Company, and one of our independent directors, for gross proceeds of $6.9 million (the “November Financing”).  Of the gross proceeds, $503,000 represented the exchange of the Bridge Notes and accrued interest and $215,000 represented the cancellation of an accrued compensation liability to our Chairman and CEO. The Company issued 100,000,000 shares of Common Stock at a price of $0.01 per share and $5.9 million in aggregate principal of the Notes to the investors on a pro rata basis. The Notes mature on the second anniversary of the closing. Interest is payable in cash at maturity or upon prepayment. The Notes are secured by a first priority security interest in all of the Company’s assets.  Pursuant to the securities purchase agreement for the November Financing and the Notes, each as amended, the Notes and any accrued interest convert automatically into our Common Stock at a conversion price of $0.01 per share, subject to certain adjustments, including certain share issuances below $0.01 per share, if and when sufficient shares become authorized upon the completion of a reverse stock split or the authorization of additional shares of Common Stock, or both.

Each non-affiliated investor investing $2,000,000 or more in the November Financing also received warrants to purchase an aggregate of 21,960,000 shares of our Common Stock at an exercise price of $0.01 per share (the “November Warrants”).  All the holders of the Bridge Notes exchanged such Bridge Notes plus interest for securities issued in the November Financing.

Pursuant to the terms governing the Notes and the securities purchase agreement for the November Financing, each as amended, the securities purchase agreement for the October Financing, and the Bridge Warrants and the November Warrants, the Company agreed to use its best efforts to file a proxy statement within 30 business days of the November Financing seeking stockholder approval to complete a reverse stock split or authorize additional shares of Common Stock, or both, to increase its number of authorized and unissued shares of Common Stock to allow for conversion of the Notes and any future exercise of the Bridge Warrants and the November Warrants.  In connection with this proxy statement, we are seeking stockholder approval for a proposal to increase the number of the Company’s authorized shares of Common Stock, as described in more detail in Proposal 2, and to effectuate a reverse stock split of the outstanding shares of Common Stock and the authorized shares of Common Stock, as described in more detail in Proposal 3.

 PROPOSAL 1:
(Notice Item 1)
A PPROVAL OF 2010 STOCK INCENTIVE PLAN

General

On December 9, 2010, our Board of Directors unanimously approved the adoption of the 2010 Stock Incentive Plan (the “2010 Plan”). The 2010 Plan allows for the issuance of up to 216,000,000 additional shares of our Common Stock pursuant to awards granted under the 2010 Plan and will allow for the issuance of up to a maximum of 14,000,000 shares of Common Stock that are represented by options outstanding under our 2003 and 2007 Stock Incentive Plans that expire or are cancelled without delivery of shares of Common Stock on or after December 9, 2010. The aggregate number of shares of Common Stock available for issuance under the 2010 Plan is on a pre-Reverse-Stock-Split basis, and if the Reverse Stock Split Amendment or Reverse Stock Split Amendments as defined in and contemplated by Proposal 3 of this proxy statement areapproved and consummated, then the aggregate number of shares of Common Stock available for issuance under the 2010 Plan will be adjusted proportionately. If Proposal 2, the amendment to increase the authorized shares of Common Stock of the Company, is not approved by the stockholders, we will not be able to make any further grants under our 2010 Plan and the options already granted under such 2010 Plan will not be exercisable as there will not be adequate authorized Common Stock and the exercise of such options is conditioned upon such authorization.

The 2010 Plan is being submitted to you for approval at the Special Meeting so that (i) certain option grants may receive favorable federal income tax treatment for grants as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) option grants made after the date of approval of the 2010 Plan by our stockholders will qualify the Company to receive a federal income tax deduction for certain compensation paid under the 2010 Plan under Section  162(m) of the Code. Section 162(m) of the Code generally denies a public corporation a deduction for compensation in excess of $1,000,000 paid to each of  its Covered Employees (as defined in Section 162(m) of the Code, generally the executive officers named in the Summary Compensation Table above). Although we have not approached the $1,000,000 compensation level for any of our Covered Employees, we believe that it is in the best interests of us and our stockholders to structure the 2010 Plan so that we are in a position to maximize corporate deductibility of executive compensation for the issuance of stock options.  If our stockholders do not approve the 2010 Stock Plan we will still be authorized to make grants thereunder subject to the limitations described above.

As of December 9, 2010, options to purchase approximately 14,105,396 shares of our Common Stock were outstanding under our 2003 and 2007 Stock Incentive Plans and no more shares were available for issuance thereunder. On December 9, 2010, we issued 194,151,934  shares of Common Stock under our 2010 Plan and an additional 21,848,066 shares are available for future awards thereunder.  In connection with the adoption of the 2010 Plan by our Board of Directors, we terminated our 2003 and 2007 Stock Incentive Plans and no additional awards are allowed to be made thereunder.

Generally, shares of Common Stock reserved for awards under the 2010 Plan that lapse or are canceled will be added back to the share reserve available for future awards at the same rate as they were deducted from the authorized shares. However, shares of Common Stock tendered in payment for an award or shares of Common Stock withheld for taxes will not be available again for grant.

Our Board of Directors, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2010 Plan maintains and enhance the key policies and practices adopted by our management, Compensation Committee and Board of Directors to align employee and stockholder interests. The 2010 Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the 2010 Plan is essential to provide us with a sufficient number of shares to permit us to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors, and to give us the flexibility we need to make various types of awards. Accordingly, our Board of Directors believes the 2010 Plan is in our best interests and those of our stockholders and recommends a vote “FOR” the approval of the 2010 Plan.

The following is a brief summary of the 2010 Plan. This summary is qualified in its entirety by reference to the text of the 2010 Plan, a copy of which is attached as Appendix A to this proxy statement and is incorporated herein by reference.

Material Features of the 2010 Plan.

Eligibility. The 2010 Plan allows us, under the direction of our Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Company, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2010 Plan. As of November 30, 2010, we had 40 individuals eligible to participate.

Limitations on Grants. The 2010 Plan allows for the issuance of up to 216,000,000 shares of our Common Stock plus a maximum of  14,000,000 shares of Common Stock that are represented by options outstanding under our 2003 and 2007 Stock Incentive Plan that expire or are cancelled without delivery of shares of Common Stock on or after December 9, 2010. In addition, generally shares of Common Stock reserved for awards under the 2010 Plan that lapse or are canceled will be added back to the share reserve available for future awards at the same rate as they were deducted from the authorized shares. However, shares of Common Stock tendered in payment for an award or shares of Common Stock withheld for taxes will not be available again for grant. The 2010 Plan provides that no participant may receive awards for more than 75,000,000 shares of Common Stock in any fiscal year.

Stock Options. If you approve the plan, stock options granted under the 2010 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements.  Without your approval, we will only be allowed to grant non-qualified stock options. Incentive stock options, which have the tax advantages discussed below under Federal Income Tax Considerations, may only be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant. However, if an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our Common Stock on the date of grant. The term of each option will be fixed by our Board of Directors or an authorized committee and may not exceed ten years from the date of grant. However, if an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, then the term of the option may not be longer than five years.

Our Board of Directors or an authorized committee will establish the vesting schedule of each option at the time of grant, although options granted to employees typically vest in equal installments over three years. Options may be made exercisable in installments or based on performance and the exercisability of options may be accelerated by our Board of Directors or an authorized committee. Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than termination for cause, death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability.

Restricted Stock. Restricted stock is Common Stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards. The 2010 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to, stock appreciation rights, phantom stock awards, and stock units. Our Board of Directors or an authorized committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period.

Plan Administration. In accordance with the terms of the 2010 Plan, our Board of Directors has authorized our Compensation Committee to administer the 2010 Plan. The Compensation Committee may delegate part of its authority and powers under the 2010 Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the 2010 Plan, our Compensation Committee will determine the terms of awards, including:

●	which employees, directors and consultants will be granted awards;
●	the number of shares subject to each award;
●	the vesting provisions of each award;
●	the termination or cancellation provisions applicable to awards; and
●	all other terms and conditions upon which each award may be granted in accordance with the 2010 Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award, including, without limitation, accelerate the vesting schedule or extend the expiration date, provided (i) such term or condition as amended is permitted by the 2010 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

In addition, our Board of Directors or any committee to which the Board of Directors delegates authority may, with the consent of the affected plan participants, reprice or otherwise amend outstanding awards consistent with the terms of the 2010 Stock Plan.

Stock Dividends and Stock Splits. If our Common Stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of Common Stock as a stock dividend, the number of shares of our Common Stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made, including in the exercise or the purchase price per share, to reflect such subdivision, combination or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event, our Board of Directors or an authorized committee, may, in its sole discretion, take any one or more of the following actions pursuant to the 2010 Plan, as to some or all outstanding awards:

●	provide that all outstanding options shall be assumed or substituted by the successor corporation;

●
upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant (either (A) to the extent then exercisable or, (B) at the discretion of the Board of Directors or an authorized committee such options being made fully or partially exercisable);

●
in the event of a merger pursuant to which holders of our Common Stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our Common Stock subject to such outstanding options (either (A) to the extent then exercisable or, (B) at the discretion of the Board of Directors or an authorized committee such options being made fully or partially exercisable), and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

●
provide that all outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event;

●
with respect to stock grants and in lieu of any of the foregoing, the Board of Directors or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of Common Stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Board of Directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

Amendments and Termination. The 2010 Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires stockholder approval by applicable law or regulation, the listing standards of the stock exchange or other market on which the Common Stock is at the time traded, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.

Duration of 2010 Stock Plan. The 2010 Plan will expire by its terms on December 9, 2020.

Other than as set forth below, the amounts of future grants under the 2010 Plan are not determinable and will be granted at the sole discretion of our Board of Directors or authorized committee, and we cannot determine at this time either the persons who will receive awards under the 2010 Plan or the amount or types of any such awards.

On December 9, 2010, the closing price per share of our Common Stock was $0.04, as reported on the OTC Bulletin Board.

As of December 9, 2010, the following persons received options exercisable at $0.04 per share pursuant to the 2010 Plan:

(a) Terren Peizer, Chief Executive Officer, Principal Executive Officer and Chairman of the Board received 59,400,000, Richard Anderson, Chief Operating Officer and director received 59,400,000 and Peter Donato, Chief Financial Officer, received 7,749,000.  Maurice Herbert, former Chief Financial Officer and Principal Financial Officer and Chris Hassan, former Chief Strategy Officer did not receive any options. They are no longer with the Company.

(b) The current executive officers as a group received 126,549,000 options.

(c) All current directors who are not executive officers as a group received 32,400,000

(d) There are no current nominees for election as directors.

(e) There were no options granted to associates of any of the directors, executive officers or nominees.

(f) There were no other persons that received or is to receive 5 percent of such options, warrants or rights; and

(g) All employees, including all current officers who are not executive officers as a group, received 35,320,650 options.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2010 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2010 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:
Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option exercise price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the  price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option exercise price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than the fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:
Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option exercise price. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:
With respect to stock grants under the 2010 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:
The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the Special Meeting is required to approve the adoption of the 2010 Plan.

Our Board of Directors unanimously recommends that you vote “FOR” the approval of the 2010 Stock Incentive Plan, and proxies solicited by the Board will be voted in favor of the approval of the 2010 Stock Incentive Plan unless a stockholder indicates otherwise on the proxy.

PROPOSAL 2
(Notice Item 2)

AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
We are asking stockholders to approve a proposal to amend our Certificate of Incorporation to increase the number of authorized shares of our Common Stock in our Certificate of Incorporation from two hundred million (200,000,000)  shares to two billion (2,000,000,000) shares.

On December 9, 2010, our Board of Directors approved the increase of the number of authorized shares of our Common Stock from two hundred million (200,000,000) shares to two billion (2,000,000,000) shares.  Our Board of Directors has directed that the increase of the number of authorized shares be submitted to our stockholders for consideration and action and recommends that they approve such increase.

As of December 9, 2010, 178,620,186 of our shares of Common Stock were issued and outstanding and approximately 17 million shares were reserved for issuance pursuant to outstanding convertible debt obligations, employee benefit plans, and other equity linked securities leaving no shares of our Common Stock currently unreserved and available for future use.

The primary reason for the increase of authorized shares is to allow for the conversion or exercise of certain of our outstanding options, warrants, convertible securities and similar instruments and to provide additional authorized capital for future financings, strategic alliances or acquisitions (none of which is currently contemplated).

Pursuant to the terms governing the Notes (as defined in Proposal 3) and the securities purchase agreement for the November Financing (as defined in Proposal 3), each as amended, the securities purchase agreement for the October Financing (as defined in Proposal 3), and the Bridge Warrants and the November Warrants (each as defined in Proposal 3), the Company agreed to use its best efforts to file a proxy statement within 30 business days of the November Financing seeking stockholder approval to complete a reverse stock split or authorize additional shares of Common Stock, or both, to increase its number of authorized and unissued shares of Common Stock to allow for conversion of the Notes and any future exercise of the Bridge Warrants and the November Warrants.  In connection with this proxy statement, we are seeking stockholder approval for this proposal, which will increase the number of the Company’s authorized shares of Common Stock, and to effectuate a reverse stock split of the outstanding shares of Common Stock and the authorized shares of Common Stock, as described in more detail in Proposal 3.

A stockholder vote against the proposed increase in the number of authorized shares of our Common Stock would have the effect of restricting our use of Common Stock, preventing the automatic conversion of the Notes and the exercise of the Bridge Warrants and the November Warrants and preventing the exercise of options under the 2010 Plan as described in Proposal 1. It would also leave us unable to do future equity financings or to use or stock on transactions such as strategic alliances or acquisitions (none of which is currently contemplated).

Our stockholders do not have preemptive rights, which means they do not have the right to purchase shares in any future issuance of Common Stock in order to maintain their proportionate equity interests in the Company. If Proposal 2 is approved and if the Reverse Stock Split Amendment or Reverse Stock Split Amendments have not been effected at the time of the amendment and restatement, we will have two billion (2,000,000,000) shares of Common Stock authorized. Authorized but unissued shares will be available for issuance, and we may issue these shares in the future. Although the Board of Directors will authorize the further issuance of our Common Stock only when it considers such issuance to be in the best interests of the Company, stockholders should recognize that any such issuance of additional stock  (including upon the exercise of options, the conversion of the Notes, the exercise of the Bridge Warrants and the November Warrants, and any other issuance of Common Stock that may be authorized pursuant to Proposal 3) may have the effect of diluting the earnings per share and book value per share of outstanding shares of our Common Stock and the equity and voting rights of holders of shares of our Common Stock.

You will not realize any dilution in your percentage ownership or your voting rights as a result of increasing our authorized Common Stock. However, upon the conversion of the Notes, the Bridge Warrants and the November Warrants, you will be significantly diluted in terms of your percentage ownership and the voting power of the outstanding shares of the Company’s Common Stock.  In addition, the issuance of additional shares of our Common Stock (or even the potential issue) may have a depressive effect on the market price of our Common Stock.

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change of control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company less likely. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company, by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board in a potential takeover scenario. However, this proposal is not made in response to any effort of which we are aware to accumulate our stock or to obtain control of us, nor do we have a present intent to use the additional shares of authorized Common Stock to oppose a hostile takeover attempt or to delay or prevent changes in control of management.

The proposed form of the amendment to our Certificate of Incorporation is attached to this Proxy Statement as Appendix B, and is incorporated herein by reference. However, the text of the form may be altered for any changes required by the Secretary of State of the State of Delaware and changes deemed necessary or advisable by the Board, including the insertion of the effective time and effective date.

If our stockholders approve Proposal 2, we will file a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Proposal 2 Certificate of Amendment”).   The Proposal 2 Certificate of Amendment will become effective on the date such Certificate of Amendment is accepted for filing by the Secretary of State of the State of Delaware.

Please note that the approval of this proposal does not require the approval of the proposal to affect the Reverse Stock Split Amendments (Proposal 3) that is described in this proxy statement.

Potential Anti-takeover Effects of Amendment

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device.  The increase in the number of authorized but unissued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of our company with another entity).  Although Proposal 2 could have anti-takeover effects, it is being effected for the primary purposes as set forth above and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company.  Proposal 2 is not being undertaken in response to any effort of which our Board of Directors is aware to accumulate shares of our Common Stock or to obtain control of the Company.   Other than in connection with this proposal and the other proposals described in this proxy statement, our Board of Directors does not currently contemplate the adoption of any other amendments to our Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

Vote Required

The affirmative vote of majority of the outstanding shares of our Common Stock is required for approval of this proposal.

The Board unanimously recommends a vote FOR the approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of our Common Stock in our Certificate of Incorporation from two hundred million (200,000,000) shares to two billion (2,000,000,000) shares, and proxies solicited by the Board will be voted in favor of the amendment unless a stockholder indicates otherwise on the proxy.

PROPOSAL 3:
(Notice Item 3)

AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT

General

We are asking our stockholders to approve an amendment or amendments to our Certificate of Incorporation (each such proposed amendment, the “Reverse Stock Split Amendment” and collectively, the “Reverse Stock Split Amendments”) (i) to effect a reverse stock split of our outstanding Common Stock at a ratio of not less than 1-for-2 and not more than an aggregate of 1-for-100 at any time prior to the earlier of the date on which the 2011 annual meeting of stockholders is held or December 31, 2011, with the implementation, ratio and timing of such reverse stock split to be determined by the Board of Directors (such ratio, as determined by the Board of Directors, the “Reverse Stock Split Ratio”), and (ii) following each such reverse stock split, if implemented, to reduce the number of authorized shares of Common Stock in accordance with the Reverse Stock Split Ratio.  If Proposal 3 is adopted, the Board of Directors will have the opportunity to approve one or more reverse stock splits without any additional need for stockholder approval at any time prior to the earlier of the date on which the 2011 annual meeting of stockholders is held or December 31, 2011, provided that the aggregate amount of all such reverse splits shall not exceed 1-for-100.

On December 9, 2010, our Board of Directors approved the Reverse Stock Split Amendments.  Our Board of Directors has directed that the Reverse Stock Split Amendments be submitted to our stockholders for consideration and action.

The proposed form of the amendment to the Certificate of Incorporation to effect the Reverse Stock Split Amendments, as described in this proposal, is set forth in Appendix C attached to this proxy statement and is incorporated by reference into this proxy statement. However, the text of the form may be altered for any changes required by the Secretary of State of the State of Delaware and changes deemed necessary or advisable by the Board, including the insertion of the effective time and effective date.

If our stockholders approve the Reverse Stock Split Amendments, we will file one or more Certificate of Amendments to our Certificate of Incorporation with the Secretary of State of the State of Delaware (each, a “Proposal 3 Certificate of Amendment” and collectively, the “Proposal 3 Certificate of Amendments”).   Each Proposal 3 Certificate of Amendment will become effective on the date such Certificate of Amendments are accepted for filing by the Secretary of State of the State of Delaware (the “Proposal 3 Effective Dates”).

We currently have two hundred million (200,000,000) authorized shares of Common Stock. As of December 9, 2010, the record date for the Special Meeting, 178,620,186 shares of Common Stock were outstanding.   “Authorized” shares represent the number of shares of Common Stock that we are permitted to issue under our Certificate of Incorporation.  Since we do not have any shares of our Common Stock that we have repurchased, which are referred to as "treasury shares," the number of shares of Common Stock "outstanding" represents the number of shares of Common Stock that we have actually issued from the pool of authorized shares of Common Stock. The Reverse Stock Split Amendments, if implemented, would have the principal effect of reducing both the outstanding number of shares of Common Stock and the authorized number of shares of Common Stock in accordance with the Reverse Stock Split Ratio, and, except for the effect of fractional shares, each stockholder's proportionate ownership interest in the company would be the same immediately before and after the Reverse Stock Split Amendments becomes effective.

Please see Proposal 2 for information regarding our proposal to increase the number of authorized shares of our Common Stock by 1,800,000,000. Please note that if the stockholders do not approve any other proposal for the amendment of the Certificate of Incorporation that is described in this Proxy Statement, it will have no affect on this proposal. Also, please note that the approval of this proposal does not require the approval of Proposal 2.

Reasons For Reverse Stock Split Amendments

The primary reason for the Reverse Stock Split Amendments is to decrease the number of our outstanding shares of Common Stock and the number of our authorized shares of Common Stock to a smaller number.

In October 2010 (the “October Financing”), the Company entered into securities purchase agreements with certain accredited investors pursuant to which such investors purchased an aggregate of $500,000 of 12% senior secured convertible notes (the “Bridge Notes”) and warrants to purchase an aggregate of 12,500,000 shares of our Common Stock (the “Bridge Warrants”).

In November 2010, the Company completed a private placement of Common Stock and 12% senior secured convertible notes (the “Notes”) with certain accredited investors for gross proceeds of $6.9 million (the “November Financing”).  The Company issued 100,000,000 shares of Common Stock at a price of $0.01 per share and $5.9 million in aggregate principal of the Notes to the investors on a pro rata basis. The Notes mature on the second anniversary of the closing. Interest is payable in cash at maturity or upon prepayment. The Notes are secured by a first priority security interest in all of the Company’s assets.  Pursuant to the securities purchase agreement for the November Financing and the Notes, each as amended, the Notes and any accrued interest convert automatically into our Common Stock at a conversion price of $0.01 per share, subject to certain adjustments, including certain share issuances below $0.01 per share, if and when sufficient shares become authorized upon the completion of a reverse stock split or the authorization of additional shares of Common Stock, or both.

Each non-affiliated investor investing $2,000,000 or more in the November Financing also received warrants to purchase an aggregate of 21,960,000 shares of our Common Stock at an exercise price of $0.01 per share (the “November Warrants”).  All the holders of the Bridge Notes exchanged such Bridge Notes plus interest for securities issued in the November Financing.

Pursuant to the terms governing the Notes and the securities purchase agreement for the November Financing, each as amended, the securities purchase agreement for the October Financing, and the Bridge Warrants and the November Warrants, the Company agreed to use its best efforts to file a proxy statement within 30 business days of the November Financing seeking stockholder approval to complete a reverse stock split or authorize additional shares of Common Stock, or both, to increase its number of authorized and unissued shares of Common Stock to allow for conversion of the Notes and any future exercise of the Bridge Warrants and the November Warrants.  In connection with this proxy statement, we are seeking stockholder approval for a proposal to increase the number of the Company’s authorized shares of Common Stock, as described in more detail in Proposal 2, and to effectuate the Reverse Stock Split Amendments.

Effects of Reverse Stock Split Amendments on the Common Stock

If the proposed Reverse Stock Split Amendments are approved at the Special Meeting, on the Proposal 3 Effective Dates, if and when the Board of Directors determines to implement a Reverse Stock Split Amendment, each outstanding share of Common Stock will immediately and automatically be changed into a fraction of a share of Common Stock based on the Reverse Stock Split Ratio.  Thus, for example, if a stockholder currently owns 1,000 shares of Common Stock, then following the Reverse Stock Split, the stockholder will own 10 shares of Common Stock (assuming a Reverse Stock Split Ratio of 1-for-100) or 500 shares of Common Stock assuming a Reverse Stock Split Ratio of 1-for-2).   Assuming approximately 178,620,186 shares of Common Stock are outstanding as of December 15, 2010, the record date, the approximate number of shares of Common Stock that would be outstanding following the Reverse Stock Split is approximately 1,786,202 shares (assuming a Reverse Stock Split Ratio of 1-for-100) or 89,310,093 (assuming a Reverse Stock Split Ratio of 1-for-2).  Concurrently with the Reverse Stock Split, we will decrease the number of our authorized shares of Common Stock by the same ratio.

No fractional shares of our Common Stock will be issued in connection with the proposed Reverse Stock Split Amendments.  Holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the Reverse Stock Split Amendments will receive cash in lieu of the fractional share as explained more fully below.

Because the proposed Reverse Stock Split Amendments will apply to all issued and outstanding shares of our Common Stock and outstanding rights to purchase Common Stock, the Reverse Stock Split Amendments will not materially alter the percentage ownership of existing stockholders or their relative rights and preferences (assuming that the Notes have been automatically converted prior to the effectiveness of the Reverse Stock Split Amendments).  The Reverse Stock Split Amendments will not affect the par value of the Common Stock. After the Reverse Stock Split Amendments, the shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized, and we will continue to be subject to the periodic reporting requirements of the Exchange Act. If the amendments to our Certificate of Incorporation pursuant to both Proposals 2 and 3 become effective, this will effectively increase the number of shares of our Common Stock available for future issuance by the Board of Directors.

If the Reverse Stock Split Amendments is approved at the Special Meeting and the Board of Directors determines to effect the Reverse Stock Split Amendments, some stockholders may consequently own less than one hundred (100) shares of our Common Stock.  A purchase or sale of less than one hundred shares (100), known as an “odd lot” transaction, may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers.  Therefore, those stockholders who own less than one hundred shares (100) following the Reverse Stock Split Amendments may be required to pay higher transaction costs should they then determine to sell their shares of Common Stock.

Effectiveness of the Reverse Stock Split Amendments

If the Reverse Stock Split Amendments are approved by our stockholders, and the Board of Directors decides to proceed with the reverse stock split, we will file a Proposal 3 Certificate of Amendment containing the language reflecting the Reverse Stock Split Amendments as set forth in the form attached to this proxy statement as Appendix C.   The amendment will become effective on the Proposal 3 Effective Date.  The exact timing of the filing of the Proposal 3 Certificate of Amendment will be determined by the Board of Directors based upon its evaluation as to when such action will be most advantageous to our company and its stockholders.

Payment for Fractional Shares; Exchange of Stock Certificates

We will not issue fractional shares in connection with the Reverse Stock Split Amendments.  Instead, we will pay each holder of a fractional share an amount in cash equal to the market value of such fractional share as of the Proposal 3 Effective Date.

We plan to appoint our transfer agent, American Stock Transfer & Trust Company, to act as exchange agent for our Common Stock in connection with effectuating a Reverse Stock Split Amendments.  We will deposit with the exchange agent, as soon as practicable after the Proposal 3 Effective Date, cash in an amount equal to the value of the estimated aggregate number of fractional shares that will result from the Reverse Stock Split Amendments.  The funds required to purchase such fractional share interests will be paid by the Company.  The company’s stockholder list shows that some of the outstanding Common Stock is registered in the names of clearing agencies and broker nominees.  Because we do not know the numbers of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, we cannot predict with certainty the number of fractional shares that will result from the Reverse Stock Split Amendment or the total amount it will be required to pay for fractional share interests.  However, we do not expect that amount will be material.

On or after each Proposal 3 Effective Date, the exchange agent will mail a letter of transmittal to each stockholder.  Each stockholder will be able to obtain a certificate evidencing its post-Reverse-Stock-Split shares and, if applicable, cash in lieu of a fractional share, only by sending the exchange agent his or her old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require.  Stockholders will not receive certificates for post-Reverse-Stock-Split Amendment shares unless and until their old certificates are surrendered.   Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal.  The exchange agent will send each stockholder's new stock certificate and payment in lieu of any fractional share after receipt of that stockholder's properly completed letter of transmittal and old stock certificate(s).  Stockholders will not have to pay any service charges in connection with the exchange of their certificates or the payment of cash in lieu of fractional shares.

Non-registered stockholders who hold their Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split Amendment than those that we will put in place for registered stockholders.   If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you should contact your nominee.

Material U.S. Federal Income Tax Consequences Of The Reverse Stock Split Amendments

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split Amendments to the Company and to stockholders that hold such stock as a capital asset for U.S. federal income tax purposes.  This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations.  This discussion applies only to holders that are U.S. persons and does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), including, without limitation, holders who are dealers in securities or foreign currency, foreign persons, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, holders that are partnerships or other pass-through entities for U.S. federal income tax purposes, holders whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, holders subject to the alternative minimum tax, holders who hold the Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired the Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

We have not sought, and will not seek, a ruling from the U.S. Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split Amendments.  The following summary does not address the tax consequences of the Reverse Stock Split Amendments under foreign, state, or local tax laws.  Accordingly, each holder of our Common Stock should consult his, her or its tax advisor with respect to the particular tax consequences of the Reverse Stock Split to such holder.

IRS Circular 230 Disclosure:  To ensure compliance with requirements imposed by the IRS, we inform you that any tax advice contained in this proxy statement was not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding tax-related penalties under the Code. The tax advice contained in this proxy statement was written to support the promotion or marketing of the transactions and matters addressed by the proxy statement. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

The U.S. federal income tax consequences for a holder of our Common Stock and for the Company pursuant to the Reverse Stock Split Amendments will be as follows:

●	the holder should not recognize any gain or loss for U.S. federal income tax purposes (except with respect to cash, if any, received in lieu of a fractional share of our Common Stock);

●
the holder’s aggregate tax basis in our Common Stock received pursuant to the Reverse Stock Split Amendments, including any fractional share of our Common Stock not actually received, should be equal to the aggregate tax basis of such holder’s Common Stock surrendered in exchange therefor;

●
the holder’s holding period for our Common Stock received pursuant to the Reverse Stock Split Amendments, including any fractional share of our Common Stock not actually received, should include such holder’s holding period for our Common Stock surrendered in exchange therefor;

●
cash payments received by the holder for a fractional share of Common Stock generally should be treated as if such fractional share had been issued pursuant to the Reverse Stock Split Amendments and then sold by such holder, and such holder generally should recognize capital gain or loss with respect to such payment, measured by the difference between the amount of cash received and such holder’s tax basis in such fractional share;

●	any such capital gain or loss should be treated as a long-term or short-term capital gain or loss based on such holder’s holding period in such fractional share; and

●	we should not recognize gain or loss solely as a result of the Reverse Stock Split Amendments.

No Dissenters’ Appraisal Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to dissenter’s rights with respect to the proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split Amendments, and we do not intend to independently provide stockholders with any such right.

The affirmative vote of the holders of a majority of our outstanding Common Stock is required to approve the amendment to our Certificate of Incorporation to effect the proposed Reverse Stock Split Amendments.

Our Board of Directors unanimously recommends a vote “FOR” approval of the Reverse Stock Split Amendments.

PROPOSAL 4
(Notice Item 4)

AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE NAME TO CATASYS, INC.

Hythiam, Inc. provides through its Catasys subsidiary, specialized behavioral health management services to health plans, employers and unions through a network of licensed and company managed health care providers. The Catasys substance dependence program was designed to address substance dependence as a chronic disease. The program seeks to lower costs and improve member health through the delivery of integrated medical and psychosocial interventions in combination with long term care coaching, including their proprietary treatment program for alcoholism and stimulant dependence.

Consistent with the Company's primary focus of providing its Catasys solution to third-party payors such as health plans and large employers, our Board of Directors has determined that we should identify that business publicly as our principal focus.  Our Board of Directors recommends we change our name from Hythiam, Inc. to Catasys, Inc. because it believes the suggested name is more reflective of our business activities.

For this reason, on December 9, 2010, our Board of Directors approved the amendment to our Certificate of Incorporation to change our name, subject to obtaining stockholder approval.   Our Board of Directors has directed that a proposal to approve this amendment to our Certificate of Incorporation be submitted to our stockholders for consideration and action.   The Certificate of Amendment that provides for the change of our name is set forth in Appendix D to this proxy statement and is incorporated by reference into this proxy statement.

Our ticker symbol will remain “HYTM”.  Stockholders will not be required to submit their stock certificates for exchange solely as a result of this proposed name change.  Following the effective date of the amendment changing our name, all new stock certificates issued by us will be printed with our new name.

The affirmative vote of the holders of a majority of our outstanding Common Stock is required to approve the proposed amendment to our Certificate of Incorporation to change the name of the Company from Hythiam, Inc. to Catasys, Inc. If the proposed amendment to our Certificate of Incorporation to change the name of the Company is approved by our stockholders, we will file a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, including the language reflecting our name change.   The amendment will become effective on the date the Certificate of Amendment is accepted for filing by the Secretary of State of the State of Delaware.

Our Board of Directors unanimously recommends a vote “FOR” approval of the amendment to our Certificate of Incorporation to change the name of the Company to Catasys, Inc., and proxies solicited by the Board will be voted in favor of the amendment unless a stockholder indicates otherwise on the proxy.

APPENDIX A

HYTHIAM, INC.

2010 STOCK INCENTIVE PLAN

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Hythiam, Inc. 2010 Stock Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant.  The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $0.0001 par value per share.

Company means Hythiam, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this Hythiam, Inc. 2010 Stock Incentive Plan.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan.  The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan -- an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate.  The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

(a)  The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 216,000,000 shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company’s 2007 and 2003 Stock Incentive Plans that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after December 31, 2010, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of this Plan; provided, however, that no more than 14,000,000 Shares shall be added to the Plan pursuant to subsection (ii).

(b)  If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan.  Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.  However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator.  Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted , provided, however, that in no event shall Stock Rights with respect to more than 75,000,000 Shares be granted to any Participant in any fiscal year;

(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e) Make changes to any outstanding Stock Right, including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant’s consent;

(f) Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

(g) Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs.  Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.  In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time.  Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted.  Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right.  ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes.  Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate.  The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant.  The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto.  The Option Agreements shall be subject to at least the following terms and conditions:

(a) Non-Qualified Options:  Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)
Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)
Option Periods:  Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

(iv)
Option Conditions:  Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b) ISOs:  Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)
Limitation on Yearly Exercise:  The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant.  The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units.  The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant.  The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code.  Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement.  Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement.  Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be).  In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.  The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) without the prior approval of the Employee if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of any Option including, but not limited to, pursuant to Section 409A of the Code.

10.	ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement.  Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock Based-Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall then, if required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement.  In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant, and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, pursuant to Section 409A of the Code.

11.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement, and tender of the aggregate exercise or purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

12.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value.  Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO.  The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph.  Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.  Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b) Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c) The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d) Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e) A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(f) Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a) All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination.  If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.
15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability.

(b) A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

(c) The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination).  If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.
16.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a) In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death.

(b) If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

17.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

18.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an Employee, director or Consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a) All Shares subject to any Stock Grant that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause shall be immediately subject to repurchase by the Company at the lesser of Fair Market Value or the purchase price, thereof.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination.  If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

20.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable. The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination).  If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable.  The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

22.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

(a) The person who exercises or accepts such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:
“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b) At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the Securities Act without registration thereunder.

23.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation.  Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a) Stock Dividends and Stock Splits.  If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events.  The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

(b) Corporate Transactions.  If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof.  For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity.  In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 24(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c) Recapitalization or Reorganization.  In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d) Adjustments to Stock-Based Awards.  Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs.  The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.

(e) Modification of Options.  Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code.  If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option.  This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).
25.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights.  Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27.	CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion.  At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan.  Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action.  The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 29) or upon the lapsing of any forfeiture provision or right of repurchase or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law).  For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise.  If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.  The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO.  A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code.  If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.	TERMINATION OF THE PLAN.

The Plan will terminate on December 9, 2020 the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company.  The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.  Termination of the Plan shall not affect any Stock Rights theretofore granted.
31.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company.  The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers.  Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval.  Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her.  With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan.  In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.
33.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

APPENDIX B

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
HYTHIAM, INC.

Hythiam, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment to change the name of the Corporation and (ii) declaring this Certificate of Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

SECOND: That this Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors and stockholders of the Corporation.

THIRD: That upon the effectiveness of this Certificate of Amendment (the “Effective Time”), the first paragraph of Article FOURTH of the Amended and Restated Certificate of Incorporation is hereby amended and restated as follows:

“FOURTH:              1.    The authorized capital stock of the Corporation shall consist of two billion, fifty million (2,050,000,000) shares, of which two billion (2,000,000,000) shares shall be designated as Common Stock, each with a par value of $0.0001 per share (the “Common Stock”), and fifty million (50,000,000) shares shall be designated as Preferred Stock, each with a par value $0.0001 per share (the “Preferred Stock”).”

FOURTH: That the Effective Time of this Certificate of Amendment shall be upon filing with the Secretary of State of the State of Delaware.
[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this [___] day of [____], 20__.

HYTHIAM, INC.

By:
Name:
Title:

APPENDIX C

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
HYTHIAM, INC.

Hythiam, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment to (a) combine each not less than 1-for-2 and not more than 1-for-100, as may be determined by the Board of Directors in accordance with Proposal 3 shares of the Corporation’s Common Stock, $0.0001 par value per share (“Common Stock”), issued and outstanding or held in the treasury of the Corporation into one (1) share of Common Stock (the “Reverse Stock Split”) and (b) decrease the number of authorized shares of Common Stock in accordance with the Reverse Stock Split ratio, and (ii) declaring this Certificate of Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

SECOND: That this Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of Delaware by the Board of Directors and stockholders of the Corporation.

THIRD: That upon the effectiveness of this Certificate of Amendment (the “Effective Time”), the first paragraph of Article FOURTH of the Certificate of Incorporation is hereby amended and restated as follows:

“FOURTH:  1.                            The authorized capital stock of the Corporation shall consist of 200,050,000 shares, of which 200,000,000 shares shall be designated as Common Stock, each with a par value of $0.0001 per share (the “Common Stock”), and 50,000,000 shares shall be designated as Preferred Stock, each with a par value $0.0001 per share (the “Preferred Stock”).”

FOURTH: That at the Effective Time, Article FOURTH of the Certificate of Incorporation is hereby amended by appending the following Section 3, which shall read in its entirety substantially as follows:

“3. Reverse Stock Split. Upon effectiveness of a Certificate of Amendment to this Certificate of Incorporation (the “Effective Time”) filed with the Secretary of State of the State of Delaware, each two (2) to one hundred (100) shares of Common Stock issued and outstanding or held in the treasury of the Corporation at such time shall be combined into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional share shall be issued upon the Reverse Stock Split. All shares of Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given holder shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of any fractional share. If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any such fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fraction multiplied by the fair market value per share of the Common Stock as determined in a reasonable manner by the Board of Directors. Each certificate representing shares of Common Stock outstanding immediately prior to the Effective Time shall automatically, and without the necessity of presenting the same for exchange, represent after the Effective Time, only the applicable number of shares of Common Stock or cash in lieu thereof, as provided in the Reverse Stock Split. Upon surrender by a holder of a certificate or certificates for Common Stock, duly endorsed, at the office of the Corporation, the Corporation shall, as soon as practicable thereafter, issue and deliver to such holder, or to the nominee or assignee of such holder, a new certificate or certificates for the number of shares of Common Stock that such holder shall be entitled to following the Reverse Stock Split.”

 [signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this [___] day of [____], 2010.

HYTHIAM, INC.

By:
Name:
Title:

APPENDIX D

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
HYTHIAM, INC.

Hythiam, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment to change the name of the Corporation and (ii) declaring this Certificate of Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

SECOND: That this Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors and stockholders of the Corporation.

THIRD: That upon the effectiveness of this Certificate of Amendment (the “Effective Time”), Article FIRST of the Amended and Restated Certificate of Incorporation is hereby amended and restated as follows:

“FIRST:  The name of the Corporation is: CATASYS, INC. (hereinafter referred to as the “Corporation”).”

FOURTH: That the Effective Time of this Certificate of Amendment shall be upon filing with the Secretary of State of the State of Delaware.
[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this [___] day of [____], 2010.

HYTHIAM, INC.

By:___________________________
      Name:

HYTHIAM, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING
OF STOCKHOLDERS TO BE HELD ON JANUARY 28, 2010

The undersigned,  hereby appoints Richard A. Anderson and Peter Donato, and each of them (with full power to act alone), proxies of the undersigned, with full power of substitution to each, to vote all shares of common stock of Hythiam, Inc., a Delaware corporation (the “Company”) registered in the name provided in this Proxy which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting.  Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy at the Special Meeting of Stockholders of the Company to be held at 11111 Santa Monica Blvd., Suite 210, on Friday, January 28, 2010, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED AND, IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TAKING OF A VOTE ON THE MATTERS HEREIN.

(Continued and to be signed on reverse side.)
[Missing Graphic Reference]
SPECIAL MEETING OF STOCKHOLDERS OF

HYTHIAM, INC.
11150 Santa Monica Blvd., Suite 1500
Los Angeles, California 90025

January 28, 2010

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS NO. 1, 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, JUST SIGN ON THE REVERSE SIDE.  YOU NEED NOT MARK ANY BOXES

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

PROXY VOTING INSTRUCTIONS

MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible.

OR

TELEPHONE — Call toll-free 800-690-6903 in the United States or Canada. To vote from all other foreign countries follow the “Internet” instructions below. Have your proxy card available when you call.

OR

INTERNET — Access www.proxyvote.com and follow the on-screen instructions. Have your proxy card available when you access the web page

OR

IN PERSON — You may vote your shares in person by attending the Special Meeting.

		FOR	AGAINST	ABSTAIN
1.	To approve the 2010 Stock Incentive Plan.	☐	☐	☐

2.
To approve an amendment to our certificate of incorporation to increase the number of authorized shares of common stock, par value $0.0001 per share, from two hundred million (200,000,000) shares to two billion (2,000,000,000) shares.
		☐	☐	☐

3.
To approve a proposed amendment or amendments to our Certificate of Incorporation each such amendment (i) to effect a reverse stock split of our outstanding common stock at a ratio of not less than 1-for-2 and not more than an aggregate of 1-for-100 at any time prior to the earlier of the date on which the 2011 annual meeting of stockholders is held or December 31, 2011, with the implementation, ratio and timing of such reverse stock split to be determined by our Board of Directors (such ratio, as determined by the Board of Directors, the “Reverse Stock Split Ratio”), and (ii) following each such reverse stock split, if implemented, to reduce the number of authorized shares of common stock in accordance with the Reverse Stock Split Ratio.
		☐	☐	☐

4.	To approve a proposed amendment to our Certificate of Incorporation to change our name from Hythiam, Inc. to Catasys, Inc.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

	Signature of Stockholder	Date:

	Signature of Stockholder	Date:

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE